Exhibit 10.2

EXECUTION COPY

THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Third Amendment”) is made and entered into as of August 14, 2015 by and among: (i) Chart Acquisition Corp., a Delaware corporation (the “Company”); (ii) Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“Pubco”); (iii) Chart Acquisition Group LLC, a Delaware limited liability company (“Sponsor”); (iv) Cowen Investments LLC (“Cowen”); and (v) certain of the other persons or entities described as Holders in the Registration Rights Agreement (as defined below) and named on the signature pages hereto who have executed this Third Amendment. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company, Pubco, Sponsor, Cowen and the other Holders named therein are parties to that certain Registration Rights Agreement, dated as of December 13, 2012 (as amended, including, without limitation, as amended by the First Amendment to Registration Rights Agreement, dated as of June 20, 2015, the Second Amendment to Registration Rights Agreement, dated as of July 31, 2015, and as amended by this Third Amendment, the “Registration Rights Agreement”), pursuant to which Pubco granted certain registration rights to the Holders with respect to Pubco’s securities;

WHEREAS, Pubco is entering into that certain Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), with Sponsor, Mr. Joseph Wright and Cowen (collectively, the “Investors”), pursuant to which on the date hereof Pubco will issue to each Investor shares of Pubco Common Stock (the “Purchased Common Shares”), Series A-3 Warrants to purchase Pubco Common Stock or Pubco Series A Preferred Stock (the “Series A-3 Warrants”) and Series B-3 Warrants to purchase Pubco Common Stock or Pubco Series A Preferred Stock (the “Series B-3 Warrants” and, together with the Series A-3 Warrants, the “Purchased Warrants” and, collectively with the Purchased Common Shares, the “Purchased Securities”);

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to reflect the transactions contemplated by the Securities Purchase Agreement, including, without limitation, the issuance of the Purchased Securities thereunder; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the Holders of at least 66-2/3% of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a)           The defined terms in this Third Amendment, including in the preamble and recitals hereto, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b)           Section 1.1 of the Registration Rights Agreement is hereby amended to delete the definition of the term “Financing Securities” and replace it with the following:

“Financing Securities” shall mean (i) the shares of Pubco Common Stock and Pubco Investor Warrants issued in the Parent Merger to the holders of Parent Financing Sub Series B Non-Voting Preferred Stock, par value $0.0001 per share, (ii) the Purchased Common Shares and Purchased Warrants issued under the Securities Purchase Agreement, (iii) the shares of Pubco Common Stock or Pubco Series A Preferred Stock issuable upon the exercise and/or redemption of such Pubco Investor Warrants or Purchased Warrants, (iv) the shares of Pubco Common Stock issuable upon the conversion of such Pubco Series A Preferred Stock and (v) any other securities of the Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of the securities described in clauses (i) through (iv) above.

(c)           The parties hereby agree that the term “Registrable Security” shall include any Purchased Securities issued by Pubco under the Securities Purchase Agreement, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

2.            Miscellaneous. Except as expressly provided in this Third Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Third Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Third Amendment (or as the Registration Rights Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The terms of this Third Amendment shall be governed by and construed in a manner consistent with the provisions of the Registration Rights Agreement, including Section 5.4 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Third Amendment to Registration Rights Agreement as of the date first above written.

Company:

CHART ACQUISITION CORP.

By:
Name: Christopher D. Brady
Title: President

Pubco:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

By:
Name: Benjamin Scott Terry
Title: Chief Executive Officer

Holders:

CHART ACQUISITION GROUP LLC

By: The Chart Group L.P.

By:
Name: Christopher D. Brady
Title: Manager

COWEN INVESTMENTS LLC

By:
Name:
Title:

THE CHART GROUP L.P.

By:
Name: Christopher D. Brady
Title: Manager

[Signature Page to Third Amendment to Registration Rights Agreement]

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Holders (cont.):

Abdulwahab Al-Nakib	Geoffry Nattans

Joseph Boyle	Governor Thomas Ridge

Christopher Brady	Charlene Ryan

David Collier	Margaret Saracco

Senator Joseph Robert Kerrey	Timothy N. Teen

Deirdre Kilmartin	Cole Van Nice

Michael LaBarbera	H. Whitney Wagner

Khaled El-Marsafy (Fourth and Market)	Joseph R. Wright

Matthew McCooe	Young-Gak Yun

Manuel D. Medina

[Signature Page to Third Amendment to Registration Rights Agreement]

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